Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

9. Income Taxes

Effective Tax Rate

Income taxes as a percentage of pretax income was 32.8 percent and 36.3 percent for each of the three months ended March 31, 2012 and 2011, respectively, before discrete items. Discrete items included in income taxes for the three months ended March 31, 2012 consisted of a net tax benefit of $0.3 million due primarily to amended tax returns and deferred tax adjustments. There were no discrete items included in income taxes for the three months ended on March 31, 2011.

The effective tax rate for the three months ended on March 31, 2012 differs from the U.S. federal statutory rate of 35.0 percent due to the taxes on foreign earnings (-3.5 percent) and the domestic manufacturing deduction (-1.5 percent) partially offset by nondeductible expenses (+0.6 percent), state taxes (+1.4 percent) and uncertain tax positions (+0.8 percent). With respect to the three months ended on March 31, 2011, the effective tax rate differs from the federal statutory rate primarily due to nondeductible expenses (+0.6 percent), state taxes (+1.1 percent) and uncertain tax positions (+0.9 percent) partially offset by the domestic manufacturing deduction (-1.3 percent).

The income tax provision for interim periods is based on an estimated annual effective tax rate, which requires management to make its best estimate of annual pretax income by domestic and foreign jurisdictions and other items that impact taxable income. During the year, management regularly updates estimates based on changes in various factors such as product prices, shipments, product mix, operating and administrative costs, earnings mix by taxable jurisdiction, repatriation of foreign earnings, uncertain tax positions and the ability to claim tax credits. To the extent that actual results vary from the estimates at the end of the first quarter, the actual tax provision recognized for 2012 could be materially different from the forecasted annual tax provision as of the end of the first quarter.

Uncertain Tax Positions

The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, individual U.S. state jurisdictions and non-U.S. jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2005.

As of March 31, 2012 and December 31, 2011, the total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate, was approximately $7.3 million and $7.1 million, respectively. Unrecognized tax benefits totaled $10.1 million and $9.9 million as of March 31, 2012 and December 31, 2011, respectively. The Company recognizes interest expense and any related penalties from uncertain tax positions in income tax expense. As of March 31, 2012 and December 31, 2011 the Company had accrued approximately $1.0 million and $0.9 million for interest and penalties, respectively.

7. Income Taxes

Income Tax Provision

Components of the Company’s income tax provision from continuing operations are as follows:

	Years Ended December 31,
	2011	2010	2009
(Dollars in millions)
Current:
Federal	$24.7	$10.0	$(21.3)
State	1.1	0.4	0.1
Foreign	21.5	13.3	11.4

Total current tax provision (benefit)	47.3	23.7	(9.8)
Deferred:
Federal	(6.7)	4.1	22.7
State	0.1	0.3	(0.7)
Foreign	(2.0)	0.8	1.2

Total deferred tax provision	(8.6)	5.2	23.2

Total income tax provision	$38.7	$28.9	$13.4

Income before income taxes for 2011, 2010 and 2009 included $51.8 million, $51.0 million and $41.8 million, respectively, from foreign operations.

The provision for income taxes is reconciled with the federal statutory rate as follows:

	Years Ended December 31,
	2011	2010	2009
Federal income tax rate	35.0%	35.0%	35.0%
State income taxes, net of federal tax benefit	0.7	0.7	(1.2)
Foreign earnings taxed at different rates	1.4	2.4	4.9
Domestic production activities deduction	(1.3)	(0.7)	0.0
Non-deductible fines and penalties	0.2	0.0	1.1
Deferred tax adjustments	0.1	0.0	(0.9)
Change in tax contingency reserves	3.8	0.2	0.3
Other	0.3	1.7	(0.7)

	40.2%	39.3%	38.5%

The Company has not provided any U.S. tax on undistributed earnings of foreign subsidiaries or joint ventures that are reinvested indefinitely. For the year ended December 31, 2008, the Company provided deferred tax on 2008 undistributed earnings of its European subsidiaries. Subsequent to 2008, deferred taxes were not provided on undistributed European earnings as these earnings are permanently reinvested. At December 31, 2011 consolidated retained earnings of the Company included approximately $94 million of undistributed earnings, which are permanently invested, from these foreign entities. It is not practical at this time, however, to estimate the amount of taxes that may be payable on the distribution of these earnings.

Taxes Excluded from Net Income Attributable to Koppers

The amount of income tax (benefit) provision included in comprehensive income but excluded from net income attributable to Koppers relating to adjustments to reflect the unfunded status of employee post-retirement benefit plans is $9.1 million, $(0.6) million and $2.4 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The amount of income tax benefit included in shareholders’ equity but excluded from net income attributable to Koppers relating to the expense for restricted stock and employee stock options recognized differently for financial and tax reporting purposes was $0.2 million for the year ended December 31, 2010.

Deferred Tax Assets and Liabilities

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31,
	2011	2010
(Dollars in millions)
Deferred tax assets:
Pension and other postretirement benefits obligations	$38.7	$30.9
Reserves, including insurance, environmental and deferred revenue	29.8	12.0
Net operating loss benefit	11.2	10.6
Accrued employee compensation	10.7	8.6
Asset retirement obligations	5.1	4.9
Book/tax inventory accounting differences	1.6	1.8
Capital loss benefit	1.5	2.0
Tax credits	0.4	0.3
Excess tax basis on Koppers Australia assets	0.2	0.9
Other	2.4	4.1
Valuation allowance	(10.2)	(11.4)

Total deferred tax assets	91.4	64.7
Deferred tax liabilities:
Tax over book depreciation and amortization	27.6	23.1
Unremitted earnings of foreign subsidiaries	6.1	5.9
Tax/book inventory accounting differences	1.7	1.9
Other	5.5	4.3

Total deferred tax liabilities	40.9	35.2

Net deferred tax assets	$50.5	$29.5

A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. At December 31, 2011, the Company has recorded a valuation allowance of $8.7 million for certain state net operating loss carryforwards anticipated to produce no tax benefit. Additionally, the Company has recorded a valuation allowance of $1.5 million for certain capital loss carryforwards in Australia expected to produce no benefit. The Company has tax-effected state net operating losses of $14.3 million, which will expire from 2014 to 2030 and tax-effected foreign net operating losses of 2.0 million, a portion of which expires in 2019.

Uncertain Tax Positions

The Company or one of its subsidiaries files income tax returns in U.S. federal jurisdiction, individual U.S. state jurisdictions and non-U.S. jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2005.

As of December 31, 2011 and 2010, the total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate, was approximately $7.1 million and $3.5 million, respectively. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2011	2010	2009
(Dollars in millions)
Balance at beginning of year	$6.5	$4.0	$4.0
Additions based on tax provisions related to the current year	4.0	0.4	0.5
Additions for tax provisions of prior years	0.0	2.6	0.0
Reductions as a result of a lapse of the applicable statute of limitations	(0.6)	(0.5)	(0.5)

Balance at end of year	$9.9	$6.5	$4.0

The Company recognizes interest expense and any related penalties from uncertain tax positions in income tax expense. For each year ended December 31, 2011, 2010 and 2009, the Company recognized $0.2 million $0.2 million and $0.1 million, respectively, in interest and penalties. As of December 31, 2011 and 2010, the Company had accrued approximately $0.9 million and $0.7 million for interest and penalties, respectively.